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The Hirtle Callaghan Trust
Specialist Manager Compliance Checklist
For the Quarter ended September 30, 2009

RULE 10f-3 AFFILIATED UNDERWRITER TRANSACTIONS

                      SPECIALIST    SECURITY /                 AFFILIATED
     PORTFOLIO         MANAGER       ISSUER    UNDERWRITER     UNDERWRITER
-------------------  ------------- ----------- ----------- -------------------
Fixed Income                                   Credit      SunTrust Robinson
  Opportunity        Seix Advisors Acco        Suisse      Humphrey
Fixed Income                                   Bank of     SunTrust Robinson
  Opportunity        Seix Advisors ACLI        America     Humphrey
Fixed Income                                   JPMorgan    SunTrust Robinson
  Opportunity        Seix Advisors Concho      Chase       Humphrey
Fixed Income                                   Bank of     SunTrust Robinson
  Opportunity        Seix Advisors Cablevision America     Humphrey
Fixed Income                                   Bank of     SunTrust Robinson
  Opportunity        Seix Advisors Gannett     America     Humphrey
Fixed Income                                   Bank of     SunTrust Robinson
  Opportunity        Seix Advisors Gannett     America     Humphrey
Fixed Income                                   Bank of     The Huntington
  Opportunity        Seix Advisors GEF         America     Investment Co.
Fixed Income                                   JPMorgan    SunTrust Robinson
  Opportunity        Seix Advisors Jabil       Chase       Humphrey
Fixed Income                                   JPMorgan    SunTrust Robinson
  Opportunity        Seix Advisors Mediacom    Chase       Humphrey
Fixed Income                                               SunTrust Robinson
  Opportunity        Seix Advisors QVC         Wachovia    Humphrey
Fixed Income                                               SunTrust Robinson
  Opportunity        Seix Advisors Qwest       Citigroup   Humphrey
                                   Ryland
Fixed Income                       (see note               SunTrust Robinson
  Opportunity        Seix Advisors 1 below)    Citigroup   Humphrey

                                                  % OF
                                                  TOTAL
                                               OFFERING IN
                                      TOTAL      MANAGED      RECEIVED COPY
     PORTFOLIO       DATE ACQUIRED  ACQUIRED     PORTION       FORM 10F-3?
-------------------  -------------  ---------- ----------- -------------------
Fixed Income
  Opportunity            9/21/2009  $1,245,000    0.27%            Yes
Fixed Income
  Opportunity             7/1/2009  $1,500,000    0.75%            Yes
Fixed Income
  Opportunity            9/15/2009  $1,640,000    0.55%            Yes
Fixed Income
  Opportunity             9/9/2009    $885,000    0.10%            Yes
Fixed Income
  Opportunity            9/29/2009  $1,150,000    0.46%            Yes
Fixed Income
  Opportunity            9/29/2009  $2,450,000    0.98%            Yes
Fixed Income
  Opportunity            7/23/2009    $790,000    0.32%            Yes
Fixed Income
  Opportunity            7/31/2009    $970,000    0.31%            Yes
Fixed Income
  Opportunity            8/11/2009  $2,220,000    0.63%            Yes
Fixed Income
  Opportunity            9/22/2009  $3,320,000    0.33%            Yes
Fixed Income
  Opportunity            9/14/2009  $3,110,000    0.57%            Yes
Fixed Income
  Opportunity            4/30/2009    $640,000    0.28%            Yes
--------
/1/ Note: There was one 10f-3 transaction that was not reported during the second quarter.

The Hirtle Callaghan Trust
Specialist Manager Compliance Checklist
For the Quarter ended December 31, 2009

RULE 10f-3 AFFILIATED UNDERWRITER TRANSACTIONS


                      SPECIALIST    SECURITY /                 AFFILIATED
     PORTFOLIO         MANAGER       ISSUER    UNDERWRITER     UNDERWRITER
-------------------  ------------- ----------- ----------- -------------------
Fixed Income                                   JPMorgan    SunTrust Robinson
  Opportunity        Seix Advisors Belo        Chase       Humphrey
Fixed Income                                   Bank of     SunTrust Robinson
  Opportunity        Seix Advisors Comstock    America     Humphrey
Fixed Income                                   Goldman     SunTrust Robinson
  Opportunity        Seix Advisors McJunkin    Sachs       Humphrey

                     Standish
                     Mellon Asset              Barclays    Bank of New York
Intermediate Term    Management    State Of    Capital     Mellon Capital
  Municipal Bond     Company LLC   California  Inc.        Markets

                     Standish
                     Mellon Asset                          Bank of New York
Intermediate Term    Management    State Of    CitiGroup   Mellon Capital
  Municipal Bond     Company LLC   California  Global      Markets

                                                  % OF
                                                  TOTAL
                                               OFFERING IN
                                      TOTAL      MANAGED      RECEIVED COPY
     PORTFOLIO       DATE ACQUIRED  ACQUIRED     PORTION       FORM 10F-3?
-------------------  -------------  ---------- ----------- -------------------
Fixed Income
  Opportunity           11/10/2009  $1,940,000    0.71%            Yes
Fixed Income
  Opportunity            10/6/2009  $1,630,000    0.54%            Yes
Fixed Income
  Opportunity           12/16/2009  $3,090,000    0.31%            Yes

Intermediate Term
  Municipal Bond        10/30/2009  $5,000,000    0.14%            Yes

Intermediate Term
  Municipal Bond         10/9/2009  $5,000,000    0.38%            Yes